UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2026

HYPERION DEFI, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38365	47-1178401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3090 Nowitzki Way

Suite 300

Dallas, TX 75219

(Address of Principal Executive Offices, and Zip Code)

(833) 393-6684

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Common stock, par value $0.0001 per share	HYPD	The Nasdaq Stock Market (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As Hyperion DeFi, Inc. (the “Company”) has previously disclosed, on May 14, 2026, Native Markets, Inc. (“Native Markets”) announced plans to cease supporting the USDH stablecoin and encouraged all holders to convert their holdings of USDH into USDC stablecoin or cash. Native Markets has granted Coinbase, Inc. (“Coinbase”) the rights to USDH’s brand assets, and Coinbase announced its plan to become the official deployer of USDC as an aligned quote asset on Hyperliquid. In connection with Native Markets’ decision to end support of USDH, the Company reviewed its use of and exposure to USDH with respect to its HYPE Asset Use Service (HAUS) agreement with Felix Foundation (“Felix”) and its agreement with Native Markets.

On May 18, 2026, Native Markets informed the Company that it is terminating the Temporary Use Agreement between Native Markets and the Company, effective June 18, 2026. Under the terms of the Temporary Use Agreement, we received payment of the fees owed to us under the agreement and all of our 300,000 HYPE (plus accrued HYPE from staking rewards) have been un-staked and were delivered back to us on June 3, 2026. As the Company has previously disclosed, the value of the Company’s assets associated with our Native Markets transaction was approximately $10.4 million as of March 31, 2026.

On June 5, 2026, we agreed with Felix to wind down our HAUS Agreement associated with their HIP-3 perpetual futures market. We anticipate unstaking our 500,000 HYPE tokens on June 22, 2026 supporting our agreement with Felix pursuant to the terms of our HAUS agreement with them, and expect that we will receive all remaining payments owed to us under the agreement, and our HYPE will become fully available, by June 29, 2026. As the Company has previously disclosed, the value of the Company’s assets associated with our HAUS Agreement with Felix was approximately $18.3 million as of March 31, 2026.

We intend to reposition the approximately 800,000 HYPE tokens to strategies that we expect to be more profitable in the future.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERION DEFI, INC.

Dated: June 5, 2026	By:	/s/ Hyunsu Jung
Hyunsu Jung
Chief Executive Officer